Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of August 15, 2006 (this “Amendment” ), is by and among ASA OPCO HOLDINGS, LLC, a Delaware limited liability company (“ASA Holdings”), ASA ALBION, LLC, a Delaware limited liability company (“Albion”), ASA BLOOMINGBURG, LLC, a Delaware limited liability company (“Bloomingburg”), and ASA LINDEN, LLC, a Delaware limited liability company (“Linden” and, together with ASA Holdings, Albion and Bloomingburg, the “Borrowers”), ASA Holdings, as Borrowers’ Agent, each of the Lenders party hereto, WESTLB AG, New York Branch, as Administrative Agent for the Lenders, and FIRST NATIONAL BANK OF OMAHA, as Collateral Agent.

WHEREAS, pursuant to the Credit Agreement, dated as of February 6, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the Borrowers’ Agent, each of the Lenders from time to time party thereto, the Administrative Agent, First National Bank of Omaha, as Collateral Agent for the Senior Secured Parties, First National Bank of Omaha, as Accounts Bank, WestLB AG, New York Branch, as Co-Syndication Agent, Lead Arranger, and Sole Lead Bookrunner, First National Bank of Omaha and Standard Chartered Bank, as Co-Syndication Agents and Lead Arrangers and CIT Capital USA INC. and ING Capital LLC, as Co-Documentation Agents and Lead Arrangers, the Lenders agreed to make a credit facility available to the Borrowers, subject to the terms and conditions set forth therein;

WHEREAS, pursuant to a First Amendment to Credit Agreement, dated as of May 23, 2006 among the Borrowers, the Borrowers’ Agent, each of the Lenders party thereto and the Administrative Agent, the parties thereto agreed to amend the Credit Agreement in the manner set forth therein;

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in the manner set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in the Credit Agreement and herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not otherwise defined herein shall have the same meanings assigned to them in the Credit Agreement.

2. Amendments to the Credit Agreement. Effective as of the date when this Amendment is executed by each of the Lenders, the Administrative Agent, each of the Borrowers, the Borrowers’ Agent and the Collateral Agent, the parties hereto hereby agree to amend the following provisions of the Credit Agreement in the manner set forth as follows:

A. The numeral “(i)” will be added in the first line of the definition of “Excess Construction Loan Commitment” in Section 1.01 (Defined Terms) between the phrases “…means,” and “after the Final Completion Date…”, and the following phrase will be added at the end of such definition:

“and (ii) on any date when amounts remain available under the Contingency Line Item for any Plant, with the prior written approval of the Independent Engineer and prior written notice thereof given to the Administrative Agent, any amounts up to (but not in excess of) such unutilized Contingency Line Item.”

B. The parenthetical “(or otherwise)” will be added on the second line of Section 2.01(h) (Commitments and Borrowing—Construction Loans), between the phrases “…Completion of any Plant” and “, there exists any…”; and the parenthetical “(or otherwise is experiencing a shortfall in availability of funds under the Contingency Line Item for such Plant)” will be added on the sixth line of such Section, between the phrases “…not yet achieved Final Completion” and “and shall be deposited…”.

C. Paragraph (ii) of Section 6.01(a) (Conditions Precedent—Conditions to First Construction Loan Borrowing) will be deleted in its entirety and replaced with the following: “(ii) [Intentionally omitted];”.

D. The following phrase will be added at the end of Section 6.01(h) (Conditions Precedent—Conditions to First Construction Loan Borrowing):

“; provided, that no such certificates will be required in connection with Consents dated as of the date of such Borrowing”.

E. Paragraph (iii) of Section 6.02(c) (Conditions to First Borrowing for Each Plant—Notices to Proceed) is hereby deleted in its entirety and replaced with the following:

“(iii) with respect to all three (3) Plants, on or before October 1, 2006.”

F. The following new clause (j) will be added at the end of Section 6.02 (Conditions Precedent—Conditions to First Borrowing for Each Plant):

“(j) Construction Notes. The Administrative Agent shall have received the original Construction Notes for the Plant with

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respect to which such Borrowing is being requested, each of which shall be duly executed and delivered by an Authorized Officer of each Borrower in favor of each Lender.”

G. The following language is hereby added at the end of paragraph (iii) of Section 6.03(a) (Conditions to All Construction Loan Borrowings—Borrowing Notice):

“; provided, that the Borrowers may request up to one million Dollars ($1,000,000) pursuant to each such Borrowing Notice for Project Costs provided for in the applicable Construction Budget with respect to which invoices are not yet available; provided, further that the application of all such amounts shall be reconciled in the immediately succeeding Borrowing Notice.”

H. The following parenthetical provision is hereby added in the introductory paragraph of Section 7.03 (Covenants—Reporting Requirements) between the phrases “The Borrowers will…” and “furnish to the Administrative Agent…”:

“(and, in the case of Sections 7.03(a)(ii) and 7.03(b)(ii), will use its commercially reasonable efforts to)”.

I. (i) In Section 7.03(a) (Covenants—Reporting Requirements), the number “forty- five (45) “is hereby deleted and replaced with the number “sixty (60)”; and (ii) in Section 7.03(b) (Covenants—Reporting Requirements), the number “ninety (90)” is hereby deleted and replaced with the number “one hundred five (105)”.

J. Sections (iv) and (xi) of Schedule 5.25 are hereby deleted in their entirety and replaced with the following:

1. “(iv) Allocating fairly and reasonably the cost of any shared office space and shared employees with the other Borrowers or any of their respective Affiliates;”; and

2. “(xi) Paying the salaries of its own employees; provided, that (A) ASA Biofuels’ employees may provide services to the Borrowers, (B) the Borrowers may share employees amongst themselves, and (C) the expenses of such shared employees shall be allocated fairly and reasonably among the Borrowers and ASA Biofuels.”

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K. The following phrase will be added in Schedule 6.01(a), underneath the heading “Project Party Consents”:

“The following Consents are required as a condition to the initial Borrowing to the extent that the Project Document to which such Consent relates has been executed and delivered on or before the initial Borrowing Date”.

L. Paragraph (ii) of Section 4 (Delivery of Additional Documents) of Exhibit A will be deleted in its entirety and replaced with the following:

“(ii) attached hereto as Exhibit B, invoices for [(i) all Project Costs that were paid with proceeds of the immediately preceding Borrowing and for which no invoices were available on the date of the Borrowing Notice with respect to such Borrowing, and (ii)] all Project Costs (other than interest and Fees on the Loans) that are not included in the Application[s] for Payment attached hereto as Exhibit A and that are proposed to be paid with proceeds of the Proposed Borrowing, each of which has been certified as true and complete by the Borrowers’ Agent[; provided, that no invoices are yet available for Project Costs in an amount of [            ] ($[            ]) provided for in the [Albion / Bloomingburg / Linden] Construction Budget with respect to which amounts are requested in this Borrowing Notice].

3. Ratification; No Waiver; Etc. Except as expressly amended hereby, the Credit Agreement and all documents, instruments, and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any of the Lenders, the Collateral Agent or any other Senior Secured Party under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement and any related documents, instruments and agreements shall hereafter refer to the Credit Agreement, as amended hereby.

4. Authority; Etc. The execution and delivery by each of the Borrowers and the Borrowers’ Agent of this Amendment and the performance by each of the Borrowers and the Borrowers’ Agent of all of its agreements and obligations under the Credit Agreement as amended hereby are within the organizational authority of each of them and have been duly authorized by all necessary organizational action on the part of, and have been duly and validly executed by, each Borrower and the Borrowers’ Agent.

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5. Miscellaneous.

(a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

(b) Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment or the Credit Agreement for any other purpose or be given any substantive effect.

(c) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(d) Delivery of an executed counterpart of a signature page of this Amendment by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.

[The remainder of this page was left blank intentionally.]

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IN WITNESS WHEREOF, the parties hereto have caused this second Amendment to Credit Agreement to be executed by their respective officers as of the day and year first above written.

ASA OPCO HOLDINGS, LLC.
as Borrower

By:	[Illegible]
Name:
Title:

ASA ALBION, LLC, as Borrower

By:	[Illegible]
Name:
Title:

ASA BLOOMINGBURG, LLC, as Borrower

By:	[Illegible]
Name:
Title:

ASA LINDEN, LLC, as Borrower

By:	[Illegible]
Name:
Title:

Second Amendment to Credit Agreement

ASA OPCO HOLDINGS, LLC,
as Borrower’s Agent

By:	[Illegible]
Name:
Title:

Second Amendment to Credit Agreement

WESTLB AG, NEW YORK BRANCH,
as Lender

By:	/s/ DUNCAN ROBERTSON
Name:	DUNCAN ROBERTSON
Title:	EXECUTIVE DIRECTOR

By:	/s/ THOMAS D. MURRAY
Name:	THOMAS D. MURRAY
Title:	MANAGING DIRECTOR

WESTLB AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ DUNCAN ROBERTSON
Name:	DUNCAN ROBERTSON
Title:	EXECUTIVE DIRECTOR

By:	/s/ THOMAS D. MURRAY
Name:	THOMAS D. MURRAY
Title:	MANAGING DIRECTOR

Second Amendment to Credit Agreement

FIRST NATIONAL BANK OF OMAHA,
as Lender

By:	/s/ Mark Baratta
Name:	Mark Baratta
Title:	VP

FIRST NATIONAL BANK OF OMAHA, as Collateral agent

By:	/s/ Mark Baratta
Name:	Mark Baratta
Title:	VP

Second Amendment to Credit Agreement

AGFIRST FARM CREDIT BANK, as
Lender

By:	[Illegible]
Name:
Title:	Vice-President

Second Amendment to Credit Agreement

AMARILLO NATIONAL BANK,
as Lender

By:	/s/ Mark Fields
Name:	Mark Fields
Title:	Vice President

By:
Name:
Title:

Second Amendment to Credit Agreement

BANCO BILBAO VIZCAYA ARGENTARIA S.A.,
as Lender

By:	/s/ Anne-Maureen Sarfati
Name:	Anne-Maureen Sarfati
Title:	Vice President
Global Corporate Banking

By:	/s/ NURYS MALEKI
Name:	NURYS MALEKI
Title:	Vice President
Global Trade Finance

Second Amendment to Credit Agreement

BANCO SANTANDER CENTRAL HISPANO, S.A., ACTING THROUGH ITS NEW YORK BRANCH
as Lender

By:	/s/ Harry Moreno
Name:	Harry Moreno
Title:	Vice President

By:	/s/ Carlos F. de Paula
Name:	Carlos F. de Paula
Title:	Executive Director
Grupo Santander

Second Amendment to Credit Agreement

BANK MIDWEST, N.A.,
as Lender

By:	/s/ DAVID L. RAMBO
Name:	DAVID L. RAMBO
Title:	SENIOR VICE PRESIDENT
COMMERCIAL LENDING

Second Amendment to Credit Agreement

CIT CAPITAL USA INC.,
as Lender

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	SVP

Second Amendment to Credit Agreement

1ST FARM CREDIT SERVICES, FLCA,
as Lender

By:	/s/ DALE A. RICHARDSON
Name:	DALE A. RICHARDSON
Title:	VP Illinois Capital Markets Group

Second Amendment to Credit Agreement

FARM CREDIT SERVICES OF AMERICA, FLCA,
as Lender

By:	[Illegible]
Name:
Title:

Second Amendment to Credit Agreement

ING CAPITAL LLC,
as Lender

By:	/s/ Daniel W. Lamprecht
Name:	Daniel W. Lamprecht
Title:	Managing Director

Second Amendment to Credit Agreement

INVESTEC BANK (UK) LIMITED,
as Lender

By:	/s/ C NELSON
Name:	C NELSON – AUTHORISED SIGNATORY
Title:

By:	/s/ M. Henderson
Name:	M. Henderson
Title:	Director

Second Amendment to Credit Agreement

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA,
as Lender

By:	[ILLEGIBLE]
Name:	[ILLEGIBLE]
Title:	AVP

Second Amendment to Credit Agreement

METROPOLITAN LIFE INSURANCE COMPANY,
as Lender

By:	/s/ Erik V. Savi
Name:	Erik V. Savi
Title:	Director

Second Amendment to Credit Agreement

NATEXIS BANQUES POPULAIRES,
as Lender

By:	/s/ ANADI JAUHARI
Name:	ANADI JAUHARI
Title:	VP and GROUP MANAGER

By:	/s/ ROBERT PARK
Name:	ROBERT PARK
Title:	ASSOCIATE

Second Amendment to Credit Agreement

SCOTIABANC INC.,
as Lender

By:	/s/ William E. Zarrett
Name:	William E. Zarrett
Title:	Managing Director

Second Amendment to Credit Agreement

STANDARD CHARTERED BANK,
as Lender

By:	/s/ NADA ELREEDY
Name:	NADA ELREEDY
Title:	SENIOR VICE PRESIDENT
PROJECT FINANCE AMERICAS

By:	/s/ ANDREW Y. NG
Name:	ANDREW Y. NG
Title:	VICE PRESIDENT
STANDARD CHARTERED BANK NY

Second Amendment to Credit Agreement